EXHIBIT 10.31

SIXTH AMENDMENT TO DEPOSIT PROCESSING SERVICES AGREEMENT

This SIXTH AMENDMENT TO DEPOSIT PROCESSING SERVICES AGREEMENT (this "Amendment") is entered into as of February 8, 2013 by and between Higher One, Inc. ("Higher One") and Cole Taylor Bank ("Bank").

WHEREAS, Higher One and Bank are parties to that certain Deposit Processing Services Agreement dated as of March 29, 2012 (as previously amended, the "Agreement"); and

WHEREAS, the parties hereto mutually desire to terminate the Agreement in accordance with the terms of this Amendment; and

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Unless otherwise defined in this Amendment, all capitalized terms used herein shall have the definitions indicated in the Agreement.

2.  The Parties agree to the termination of the Agreement pursuant to Section 7.2(a) of the Agreement, with a mutually agreed termination date of August 30, 2013.

3.  This Amendment may not be amended, waived or modified in any manner without the prior written consent of each party hereto.

4.  Except as specifically amended and modified hereby, all of the terms and conditions of the Agreement shall remain unchanged and in full force and effect. Higher One and Bank each reserve any and all of their respective rights under the Agreement, as amended and modified hereby.

5.  This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflicts of laws rules.

6.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

COLE TAYLOR BANK

By: /s/ Randall T. Conte
Its: CFO

HIGHER ONE, INC.

By: Miles Lasater
Its: President

Amendment to Deposit Processing Services Agreement